                                                                    Exhibit 10.8

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made this 3rd day of September, 1996, by Snyder Communications, L. P., a Delaware limited partnership with its principal place of business at 6903 Rockledge Drive, Bethesda, Maryland 20817 (the "Partnership"); Snyder Communications, Inc., a Delaware corporation, having the same principal place of business and having been formed to succeed to the businesses of the Partnership by becoming a holding company of the Partnership (the "Corporation"); and Clay Perfall residing at 5226 North 36th Street, Arlington, Virginia 22207 (the "Employee"). The Partnership and the Corporation shall be referred to herein as the "Employer."

     WHEREAS, the parties wish to set forth the terms and conditions upon which the Employer will employ the Employee;

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

    1. Term of Employment -- Severance.
       -------------------------------

       The Employer hereby employs the Employee, and the Employee hereby accepts employment with the Employer, upon the terms set forth in this Agreement. The Employee is an employee "at will" and may be terminated by the Employer at any time with or without cause.

       If the Employee is terminated by the Employer with or without cause prior to the fourth anniversary of the consummation of the initial public offering of shares of common stock of Snyder Communications, Inc. (the "IPO"), the Employee shall receive from the Employer within ten (10) business days of the date of his termination a severance payment equal to $350,000.00. If the Employee voluntarily terminates his employment with the Employer, no such severance payment shall be paid.

    2. Title; Duties.
       -------------

       The Employee shall serve as the Chief Financial Officer during the term of his employment under this Agreement. The Employee shall report to the Chief Executive Officer of the Employer, the most senior executive of the Employer, who shall have the authority to direct, control and supervise the activities of the Employee. The Employee shall perform such services consistent with his position as may be assigned to him from time to time by such person. Promptly following the execution of this Employment Agreement, the Employee shall be elected as a director of the Board of Directors of the Corporation.

    3. Extent of Services.
       ------------------

       The Employee agrees to devote his entire business time and attention to the performance of his duties under this Agreement. He shall perform his duties to the best of his ability and shall use his best efforts to further the interests of the Employer. The Employee shall work at the principal office of the Employer located in the Washington, D.C. metropolitan area. The Employee represents and warrants to the Employer that he is able to enter into this Agreement and that his ability to enter into this Agreement is not limited to or restricted by any agreements or understandings between the Employee and any other person, including, but not limited to, Arthur Andersen LLP. For the purposes of this Agreement, the term "person" means any natural person, corporation, partnership, limited liability partnership, limited liability company, or any other entity of any nature.

   4.  Base Salary.
       -----------

       The Employer shall pay the Employee a base annual salary of $300,000.00. The salary shall be payable in biweekly installments of $11,546.15, minus such deductions as may be required by law or reasonably requested by the Employee. The Employer will review the Employee's base salary no less often than annually in conjunction with its regular review of executive salaries.

    5. Bonus.
       -----

       The Employee shall be eligible for an annual bonus of $50,000.00 based on the Employee's success in reaching or exceeding certain performance objectives as established in advance by the Compensation Committee.

    6. Stock Options.
       -------------

       On the date that the IPO of the Corporation is consummated, the Employee shall be granted by the Corporation two nonqualified stock options for the purchase of 200,000 shares and 200,000 shares, respectively, for an aggregate of 400,000 shares of the common stock of the Corporation each with an exercise price equal to the initial public offering price of the common stock of the Corporation. The stock option agreement for an award of 200,000 shares shall provide that the option is fully vested from the date of grant, shall become exercisable six (6) months from the date of grant, and shall provide that the option shall remain exercisable through the fourth anniversary of the date of grant, whether or not Employee's employment with the Employer continues. Accordingly, such option shall remain exercisable through such fourth anniversary even if Employee voluntarily terminates his employment with the Employer or is terminated by the Employer with or without cause. Following such fourth anniversary, if the Employee continues to be employed by the Employer, such stock option shall remain exercisable through, and shall terminate on, the earlier of ninety (90) days following the Employee's termination of employment or the tenth anniversary of the date of grant.

       The stock option agreement for the grant of the second 200,000 shares shall provide that the option shall vest at the rate of twenty-five percent (25%) per year on each anniversary date of the consummation of the IPO of the Corporation such that the stock option shall be fully vested on the fourth anniversary of such date, provided that the Employee continues to be employed by the Employer. Such stock option shall terminate on the earlier of ninety (90) days following the Employee's termination of employment or the tenth anniversary of the date of grant.

       Both stock options also shall provide that the option shall become fully vested and exercisable in the event of the Employee's death or disability while employed by the Employer.

       The Employer shall register the common stock that may be acquired upon exercise of the options on Form S-8 no later than thirty (30) days following the initial public offering of the common stock of the Employer. The stock options shall be issued under a stock option plan that complies with the provisions of Rule 16b-3 of the Securities and Exchange Commission. The stock option agreements may contain such other and further terms as are not inconsistent with this Agreement or the stock option plan. If for any reason the initial public offering of shares of the common stock of Snyder Communications, Inc. is not consummated, the Employer shall not be obligated to grant, and the Employee shall not be entitled to receive, any stock options.

    7. Fringe Benefits.
       ---------------

       The Employee shall be entitled to all benefits generally available to employees of the Employer. The Employer shall pay for one parking space permit for the Employee.

       The Employee shall be entitled to three (3) weeks of vacation during each year of employment. Such vacation shall be taken at such times as the Employee and the Chief Executive Officer of the Employer shall agree. The

Employee shall be entitled to sick leave and holidays in accordance with the policy of the Employer as to its executive employees.

    8. Reimbursement of Business Expenses.
       ----------------------------------

       The Employer shall reimburse the Employee for all reasonable out-of-pocket costs incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers, and/or such other supporting information as the Employer may reasonably request

    9. Automobile Allowance.
       --------------------

       The Employee shall receive an automobile allowance of $450.00 per month which shall be paid with and in addition to the Employee's base salary. The Employee shall not be required to account for the Employee's use of such allowance.

   10. Non-Solicitation and Non-Competition.
       ------------------------------------

       (a) Except as provided in paragraph (e) below, the Employee agrees that while the Employee is employed pursuant to this Agreement and for a period of eighteen (18) months following termination of the Employee's employment by the Employer for any reason (the "Non-Competition Period"), whether by action of the Employee or the Employer, the Employee will not, except as otherwise provided herein, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by the Employer.

       For the purpose of this Agreement, a business shall be considered to be competitive with the business of the Employer if such business is engaged in providing outsourced marketing services for clients utilizing a range of complementary marketing resources including field sales, teleservices capabilities, sponsored wallboard information displays and product sampling (or any other business in which the Employer is engaged at the time of termination of the Employee's employment).

       (b) Non-Solicitation of Employees. During the Non-Competition Period, the
           -----------------------------
Employee will not (for his/her own benefit or for the benefit of any person or entity other than the Employer) solicit, or assist any person or entity other than the Employer to solicit, any officer, director, executive or employee of the Employer to leave his/her employment.

       c) Non-Solicitation of Customers. During the Non-Competition Period, the
          -----------------------------
Employee will not solicit, or assist any person or entity other than the Employer to solicit, any person or entity that is a client of the Employer, or has been a client of the Employer during the prior twelve months, to purchase outsourced marketing services (or any other products or services the Employer provides to a client).

       (d) Reasonableness. The Employee acknowledges that (i) the markets served
           --------------
by the Employer are national in scope and are not dependent on the geographic location of the executive personnel or the businesses by which they are employed; and (ii) the above covenants are manifestly reasonable on their face, and the parties expressly agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of the Employer.

       (e) Investment. Nothing in this Agreement shall be deemed to prohibit the
           ----------
Employee from owning equity or debt investments in any corporation, partnership or other entity which is competitive with the Employer, provided that such
                                                        --------
investments (i) are passive investments and constitute five percent (5%) or less of the outstanding equity securities of such an entity the equity securities of which are traded on a national securities exchange or other public market, or (ii) are approved by the Employer.

   11. Confidential Information.
       ------------------------

       (a) The Employee shall not (for his own benefit or the benefit of any person or entity other than the Employer) use or disclose any of the Employer's trade secrets or other confidential information. The term "trade secrets or other confidential information" includes, by way of example, matters of a technical nature, "know-how", computer programs (including documentation of such programs), research projects, and matters of a business nature, such as proprietary information about costs, profits, markets, sales, lists of customers, and other information of a similar nature to the extent not available to the public, and plans for future development. After termination of this Agreement, the Employee shall not use or disclose trade secrets or other confidential information unless such information becomes a part of the public domain other than through a breach of this Agreement or is disclosed to the Employee by a third party who is entitled to receive and disclose such information.

       (b) Upon the effective date of notice of the Employee's or the Employer's election to terminate this Agreement, or at any time upon the request of the Employer, the Executive (or his heirs or personal representatives) shall deliver to the Employer all documents and materials containing trade secrets and confidential information relating to the Employer's business and all documents, materials and other property belonging to the Employer, which in either case are in the possession or under the control of the Employee (or his heirs or personal representatives).

       (c) All discoveries and works made or conceived by the Employee during his employment by the Employer, jointly or with others, that relate to the Employer's activities shall be owned by the Employer. The terms "discoveries and works" include, by way of example, inventions, computer programs (including documentation of such programs), technical improvements, processes, drawings, and works of authorship, including sales materials which relate to wall media products, sampling/comparing or services. The Employee shall promptly notify and make full disclosure to, and execute and deliver any documents requested by, the Employer to evidence or better assure title to such discoveries and works by the Employer, assist the Employer in obtaining or maintaining for itself at its own expense United States and foreign patents, copyrights, trade secret protection and other protection of any and all such discoveries and works, and promptly execute, whether during his employment or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for the Employer and to protect its title thereto. Any discoveries and works which, within six months after the termination of the Employee's employment by the Employer, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by the Employee and which pertain to work performed by the Employee while with the Employer shall, as between the Employee and the Employer, be presumed to have been made during the Employee's employment by the Employer.

       12. Enforcement. The Employee agrees that the Employer's remedies at law
           -----------
for any breach or threat of breach by him/her of the provisions of Section 10 and 11 hereof will be inadequate, and that the Employer shall be entitled to an injunction or injunctions to prevent breaches of the provisions of Section 10 and 11 hereof and to enforce specifically the terms and provisions thereof, in addition to any other remedy to which the Employer may be entitled at law or equity.

   13. Miscellaneous.
       -------------

        (a) Notices. All notices required or permitted under this Agreement
            -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in writing from time to time.

        (b) Pronouns. Whenever the context may require, any pronouns used in
            --------
this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

        (c) Entire Agreement. This Agreement constitutes the entire agreement
            ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement, including, but not limited to, all prior agreements and understandings relating to stock options or stock ownership in Snyder Marketing Services, Inc. (formerly known as Snyder Communications, Inc.) and Snyder Communications, Inc.

        (d) Amendment. This Agreement may be amended or modified only by a
            ---------
written instrument executed by both the Employer and the Employee.

        (e) Governing Law. This Agreement shall be construed, interpreted and
            -------------
enforced in accordance with the laws of the State of Maryland, without regard to its conflicts of laws principles.

        (f) Successors and Assigns. This Agreement shall be binding upon and
            ----------------------
inure to the benefit of both parties and their respective successors and assigns; provided, however, that the obligations of the Employee are personal and shall not be assigned or delegated by him.

        (g) Waiver. No delays or omission by the Employer or the Employee in
            ------
exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Employer or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

        (h) Captions. The captions appearing in this Agreement are for
            --------
convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

        (i) Severability. In case any provision of this Agreement shall be held
            ------------
by a court with jurisdiction over the parties to this Agreement to be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



EMPLOYER                                     EMPLOYEE

SNYDER COMMUNICATIONS, L. P.

By:  Snyder Marketing Communications,
     Inc., Its General Partner


By:  /s/ Daniel M. Snyder                    /s/ Clay Perfall
   ---------------------------------        ---------------------------------
   Daniel M. Snyder, President and          Clay Perfall
   Chief Executive Officer


SNYDER COMMUNICATIONS, INC.


By:  /s/ Daniel M. Snyder
   ---------------------------------
   Daniel M. Snyder, Chairman,
   President and Chief Executive Officer